Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
As adopted pursuant to
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Hemlock Federal Financial Corporation (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on, May 14, 2004 (the "Report"), I, Michael R. Stevens, President of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company for such period.

Name: Title: Date:	/s/ Michael R. Stevens Michael R. Stevens President May 10, 2004

24.

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